Exhibit 99.2

Management Presentation April 2008 HIGHLY CONFIDENTIAL INFORMATION FOR LIMITED DISTRIBUTION

This presentation includes certain statements that fall within the definition of "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Any such statements are subject to risks and uncertainties, including overall economic and market conditions, competitors' and customers' actions, and weather conditions, which could cause actual results to differ materially from those anticipated, including those risks identified in the Company's filings with the Securities and Exchange Commission. Accordingly, such statements should be considered in light of these risks. Any prediction by the Company of future financial results or other events is only a statement of management's belief at the time the prediction is made. There can be no assurance that any prediction, once made, will continue thereafter to reflect management's belief, and the Company does not undertake any obligation to update any information contained herein. CERTAIN OF THE INFORMATION CONTAINED HEREIN, AS WELL AS THE STRATEGY METALICO IS SEEKING TO PURSUE, IS HIGHLY CONFIDENTIAL. Metalico, Inc. Forward Looking Statements

Disclaimer FOR INFORMATION PURPOSES ONLY: This material is neither an offer to sell nor a solicitation of an offer to buy any securities which can only be done in compliance with applicable federal and state securities laws. The information contained herein was furnished to Morgan Joseph & Co. Inc. ("Morgan Joseph") by Metalico, Inc. ("Metalico" or the "Company"). Morgan Joseph has not independently verified the information contained herein and makes no representations as to the accuracy or completeness of such information. CONFIDENTIAL AND PROPRIETARY INFORMATION: This presentation may contain material non-public information about the Company and its securities. Trading in the Company's securities while in possession of material non- public information about the Company or its securities may result in liability for insider trading and is strictly prohibited. This material is confidential and proprietary in nature and is not to be duplicated, used, discussed with third parties (other than advisers) or otherwise deployed without the prior written consent of Morgan Joseph.

Metalico at a glance Metalico, Inc. ("Metalico" or the "Company") is a leading scrap metal recycling and lead fabrication company with a strategic operating presence in ten states Founded in 1997 to acquire and consolidate scrap metal recycling and product fabrication companies in select markets Began trading on the AMEX on March 15, 2005 under the symbol "MEA". Approximate market capitalization of $490 million Headquartered in Cranford, New Jersey Currently operates 20 locations with approximately 612 employees, primarily non-union Two distinct business segments: Ferrous and non-ferrous scrap metal recycling (72% of revenue) Lead metal product fabrication operations (28% of revenue) Recent financial results: 2005 2006 2007 Revenue $155.2 mm $207.7 mm $334.2 mm EBITDA $ 17.6 mm $ 24.3 mm $ 37.2 mm

Investment highlights Metalico is a growing metals recycling and fabricating company with an executive management team that has a proven track record of acquisitions and operating success Fragmented industry - continuing to consolidate at attractive valuations Diversified operations - provide defense against commodity downturns Dominance in current geographic markets Scrap processing is fundamental to continued success of metals industry. Diverse supplier base/good relationships with leading domestic steel mills

Guiding business principles Operate with transparency and measured financial risk Strive for continuous operational improvement Adapt quickly and conservatively to marketplace changes - remain flexible Seek to establish and maintain competitive advantages by targeting high (density) market share operations Earn and keep the respect of vendors and customers Retain, promote and reward management talent with stock ownership

Locations existing and targeted



New York State
Buffalo, Syracuse, Rochester, Niagara Falls and Lackawanna (7 total locations)
Nevada
Carson City
Ohio
Akron
Pennsylvania
Quarryville
West Goshen
New Jersey
Newark
Illinois
Granite City
California
Healdsburg & Ontario
Texas
Dallas and Austin
Alabama
Birmingham
Mississippi
Gulfport
S – Scrap – Company Owned
L – Lead – Company Owned
A – Under Letter of Intent

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Scrap Metal Recycling Acquire/Expand in contiguous and new markets Platform businesses that provide market growth and consolidation opportunities. Add on within existing markets Organic growth in niche products/markets Mitigate commodity price risk Maintain diverse mix of ferrous/non-ferrous/lead products Turn inventory quickly Stimulate operating synergy and buy/sell among subsidiaries Vertically and horizontally integrate scrap metal recycling and lead fabrication Lead Fabrication Undertaking a mill replacement project to improve productivity in Birmingham Primarily focused on improving operating efficiencies Average down raw material costs by accessing and refining scrap Growth through acquisitions, mitigate commodity price risks, increase operational density are our core goals. Business strategy

Proven executive management team

Name	Title	Age	Biography
❖ Carlos E. Agüero	Chairman, CEO & President	55	Founded Company in August 1997 Founder, CEO, President & Director of Continental Waste Industries 1988-1996
❖ Michael J. Drury	Executive Vice President & Director	51	EVP of Metalico since Company's founding, Director since September 1997. SVP, CFO and Board member of Continental Waste Industries 1988-1997
❖ Arnold S. Graber	Executive VP & General Counsel	53	Joined Company in May 2004; 2002 to 2004 practiced law at Otterbourg, Steindler, Houston & Rosen, P.C., NY
❖ Eric W. Finlayson	Senior Vice President CFO	49	SVP and CFO since Company's founding; Corporate Controller of Continental Waste Industries 1993 - 1997
❖ David J. DelBianco	VP of Business Development	45	Joined Company in April 2004; Controller & Vice President, PSEG Asset Management 2001-2004; Operations Controller of Continental Waste Industries 1994 - 1997
❖ Kevin R. Whalen	VP Corporate Controller	43	Joined Company in July 2004; Finance Manager of Ivoice Inc., 2000 to 2004; Corporate Controller Willcox & Gibbs, 1996 - 2000

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Key operating personnel An experienced, seasoned group responsible for day to day operations of Metalico's facilities George Ostendorf - General Manager, Buffalo - scrap metal recycling - over 15 years experience Jon Marantz - General Manager, Rochester - scrap metal recycling over 20 years experience Kenneth Blumberg - Marketing & Operations - non-ferrous metals - over 10 years experience William McDougall - Sales & Marketing Manager - hi temp alloys - over 30 years experience in high temperature alloys Michael Knowles - Sales & Marketing Manager - ferrous metals - over 30 years experience Dennis Flanagan -General Manager - Metalico Aluminum Recovery -20 years aluminum processing experience Don Fleming - Director of Operations - Lead Fabrications - 15 years of related manufacturing experience Kurt Ellis - General Manager, TotalCat - 25 years of non ferrous scrap metal recycling experience Allen Hickman - General Manager, American CatCon - 10 years catalyst and automotive core recycling experience Jeff Bauer - General Manager, Annaco -over 30 years scrap processing experience Joyce Morales-Caramella - Environmental, Health and Safety Director - 25 years experience.

Commodity metal revenue mix Deals Lead 16 Nickel Alloys 6 Noble Metals 5 Copper, Brass 11 PGMs 28 Alum. Alloys 8 Ferrous 26 Banks 33 Deals Lead 28 Nickel Alloys 9 Noble Metals 5 Copper, Brass 13 PGMs 10 Alum. Alloys 12 Ferrous 23 Banks 33 Deals Lead 38 Nickel Alloys 8 Other 2 Copper, Brass 14 Alum. Alloys 17 Ferrous 21 ABS 33 Banks 33 2006 Actual - $208 MM Revenue 2007 Actual - $334 MM Revenue 2007 Pro Forma - $638 MM Revenue

Metalico financial overview - last 6 years Results from continuing operations

Scrap metal recycling industry Approximately $50 plus billion in annual revenue from recycled metals Over 2,000 independent recyclers with more than 4,000 metal sourcing and processing locations, including auto wreckers/dismantlers Top 20 companies control about 35% of the industry Still highly fragmented with continued consolidation trends Continued demand for scrap by both domestic and foreign consumers

Scrap metal recycling - ferrous The U.S. recycled 81 MM tons of iron and steel in 2007 The single largest source is shredded cars totaling approximately 20 MM tons Supply of scrap metal shifting from manufacturing to obsolete sources Electric Arc Furnaces (EAF), known as minimills, consumed more than 1/2 of all recycled steel EAF's in the U.S. continue to increase scrap consumption due to lower relative melt costs Demand for exported scrap expected to continue rising. Infrastructure development in China, South East Asia and India are major consumers

Scrap metal recycling - non-ferrous The U.S. recycles approximately 10 MM tons of non-ferrous annually Breakdown Volume (Tons) Principal Uses Aluminum 4,500,000 Transportation, Beverage Containers, Construction Copper 1,800,000 Electrical, Plumbing Stainless Steel (Nickel) 1,400,000 Food Industry, Chemical, Petroleum, Power Plants Other - (Brass, Moly, 2,000,000 Transportation, Fixtures, Components Lead, Zinc) PGM (Recovery 2006) 1,855,000 Ounces Catalytic Converters, Jewelry Why use scrap in manufacture of products: Dramatically reduces energy consumption Generates less pollution than mining ores Preserves finite natural resources and the environment

Metalico scrap metal recycling
Scrap cycle

Diverse Sources

INDUSTRIAL
- Manufacturers
- Commercial
- Other Scrap Processors

OBSOLETES
- Cars – Auto Wreckers
- Appliances
- Infrastructure
- Demolition

OTHER
- Dealers
- Peddlers
- Contractors

Processing
- •Upgrading Metal
- •Uniform Chemistry
- •Dense Packaging

Non-Ferrous
- ❑ Sorted-Packaged ↔
- ❑ Baled-Briquetted ↔
- ❑ Plasma Cutting ↔
- ❑ Thermal Conversion ↔



INDOOR-OUTDOOR FACILITIES

Ferrous
- ↔ ❑ Sheared to Specifications
- ↔ ❑ Hi-Density Bundle
- ↔ ❑ Torch Cut
- ↔ ❑ Graded and Loaded
- ↔ ❑ Shredded



By Truck ← Warehoused & Later Shipped → By Rail



Consumed
- •Under Contract or
- •Spot Markets

Non-Ferrous
- Secondary Ingot Makers
- Rolling Mills and Extrusion Plants
- Die Cast Producer
- Toll Processors & other Non-Ferrous Foundries
- De-ox Makers – MARI

Ferrous
- Minimills (EAF)
- Integrated Steel Makers
- Steel Foundries

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Metalico scrap metal recycling A full service scrap metal recycler ($ in '000s) Revenue, Operating Income & Margin % 2003 2004 2005 2006 2007 Revenue 38118 77733 87995 129037 240894 Oper Income 3858 11975 9221 15467 21486 Operating Margin : 10.1% 15.4% 10.5% 12.0% 8.9% Operating Income: $ 3,858 $11,975 $9,221 $15,467 $21,486 38 77 88 129 241

Metalico scrap metal recycling Examples of scrap metal products Aluminum De-ox Cones Used Beverage Containers Aluminum Sows Baled Aluminum Spinnings Baled Copper Wire Aluminum Wheels Copper Turnings Catalytic Converter Dust Steel Turnings

Metalico lead product fabrication Lead fabrication industry Lead Fabricating and Product Manufacturing - Non Battery: Approximately $300-350 million in annual industry revenues Approximately 20 companies between US, Canada and Mexico Estimated total (non-battery) consumption - over 100,000 tons of lead per year Replacement facilities are capital intensive and mfg. equipment not readily available Business is characterized by diverse, customized products Highly regulated industry

Lead product fabrication ($ in '000s) Revenue, Operating Income & Margin % 2003 2004 2005 2006 2007 Revenue 13423 27021 67242 78617 93319 Oper Income 1034 2501 8546 9739 14663 Operating Margin : 7.7% 9.3% 12.7% 12.4% 15.7% Operating Income: $1,034 $2,501 $8,546 $9,739 $14,663 13 27 67 79 Largest non-battery fabricated lead producer in United States, with five facilities in four states 93

Lead product fabrication - competitive advantages Leadership role as the largest fabricated lead product company in the United States Offering the broadest product lines, service a diverse group of industries Significant market share with fewer competitors Continually drive down cost of raw materials through utilization of internal refinery Sales and customers service orientation, provide with customized products Utilize pricing power judiciously to pass through cost increases Significant proportion of raw material come from recycling internal and outside scrap lead The largest producer in North America selling fabricated lead products to more than 900 consumers used in over 100 end- products.

Fabricated lead products Handy Lead Ingot Lead Plates Lead Coil Lead Boat Keel Lead Interlocking Bricks Lead Shot Lead Shingles Lead Flashings Lead Ingots

Platinum group metals "PGMs" Metalico entered PGM recycling with the July 2007 acquisition of TotalCat and strengthened its position with the January 2008 purchase of American CatCon, one of the largest PGM recyclers in the country. Management believes there are only two other competitors in the U.S. (located in Kentucky and Pennsylvania) with operations that are on par with, or exceed, Metalico's current volume. PGMs are recycled by breaking apart old catalytic converters and separating the stainless steel shell from the ceramic substrate or metal foil which contains platinum, palladium, and rhodium. With nearly 20M converters taken out of service each year (15M cars retired, converter recalls, and the replacement market), the recycling of old catalytic converters is a multi-billion dollar annual business. Each converter averages 10 lbs; the stainless steel shell is 7.5 lbs and the ceramic substrate is 2.5 lbs. PGM recovery averages 46 % platinum, 46% palladium and 8% rhodium The ceramic substrate, which contains the PGMs, is sold for approximately $40 - $60 lb depending on the value of the PGMs. Currently marketing 100,000 - 140,000 lbs of recovered substrate a week It takes 20 converters to recover 1 ounce of PGM.

Recent select acquisitions

The Snyder Group - Pending acquisition The Snyder Group is a full-service metals company recycling 280,000 tons of metal annually with five operations in the Pittsburgh area comprised of one platform facility and four feeder yards. $76 million acquisition cost (3.8x EBITDA); $69 million cash and $7 million in Metalico stock . Main yard on Neville Island on the Ohio river and I-79, 6.8 miles north of Pittsburgh. Other feeder yards in Brownsville, Hadley, Uniontown PA, and Weirton WV. 175,000 sq. ft. under roof processing facility housing shear and baler allowing for all-weather production. Barge access on the Ohio River, onsite rail, and 25 truck fleet for scrap pick-up and delivery. Produce 1 million pounds per month of non-ferrous scrap. Operate a state-of-the-art Texas Shredder automobile shredder which began operations in December 2004. $11 million all-in total cost; $4M for equipment with the balance for yard upgrades and improvements. Shredder processed over 100,000 tons of metals in 2007. Fully integrated downstream sorting capabilities. ^ A typical auto has 75% metal content, of which 2-3% is non-ferrous. The remaining 25% is waste. ^ Automatically sorts all waste from metals and then separates ferrous and non-ferrous. ^ Landfill less than 1% of total metal content.

2007 Pro Forma Income Statement Note: The last 7 months of Tranzact and the last 6 months of TotalCat and Annaco are included in Metalico's December 31, 2007 results - column 1

Transaction summary Issuer: Metalico, Inc. Security: Senior Unsecured Convertible Notes Distribution. Reg. D Size: $100,000,000 Coupon: 7%, payable quarterly in cash Premium: The higher of $14 or the closing price of MEA common stock on the day prior to closing Term: 20 years Investor Puts: Years 6, 8, 12 Hard Call: 3 years Provisional Call: Years 4 - 6 @ 150%, limited to 30% of the issue outstanding per year on a cumulative basis Make Whole: Present value of the remaining payments through first put date (year 6) Additional Features: Dividend Protection; Takeover Protection; Registration Rights; Additional Debt Incurrence and Anti-Dilution Covenants Use of Proceeds: To complete the acquisition of The Snyder Group, to refinance high cost term debt and general corporate purposes

Metalico, Inc. Presentation Summary Metalico is a leader in the businesses and regional markets in which it operates Experienced management team, proven in operations and consolidations Extensive product line, high quality customer base with longstanding relationships Diversification across several commodity metals reduces exposure to price fluctuations Outstanding opportunity to participate in further industry consolidation. Strong balance sheet - Access to growth capital